                            SCHWAB MONEY MARKET FUND
                          SCHWAB GOVERNMENT MONEY FUND
                        SCHWAB U.S. TREASURY MONEY FUND
                   SCHWAB MUNICIPAL MONEY FUND - SWEEP SHARES
                           PROSPECTUS APRIL 29, 1996,
                           AS AMENDED JANUARY 2, 1997

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co. Inc. ("Schwab") office, or call 800-2 NO-LOAD.

THE SCHWAB MONEY MARKET FUND, SCHWAB GOVERNMENT MONEY FUND, SCHWAB U.S. TREASURY MONEY FUND, AND SCHWAB MUNICIPAL MONEY FUND (the "Funds") are designed for investors who seek current income consistent with liquidity and stability of capital. The Funds are diversified investment portfolios of The Charles Schwab Family of Funds (the "Schwab Fund Family"), a no-load, open-end, management investment company. With respect to the Schwab Municipal Money Fund (known as the Schwab Tax-Exempt Money Fund prior to January 2, 1997), this Prospectus describes the Sweep Shares of the Fund (the "Sweep Shares"), one of the two classes of shares of the Fund offered by Schwab. The Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund are not offered in multiple classes of shares. For a prospectus describing the other class of shares of the Schwab Municipal Money Fund (the "Value Advantage Shares"), call your local Schwab office or 800-2 NO-LOAD.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS CONCISELY PRESENTS IMPORTANT INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUNDS. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. You can find more detailed information about the Funds in the Statement of Additional Information dated April 29, 1996, as amended January 2, 1997 (as amended from time to time). The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. This Prospectus may also be available electronically by using our Internet address: http://www.schwab.com. To receive a free paper copy of this Prospectus or the Statement of Additional Information, call Schwab at 800-2 NO-LOAD, 24 hours a day, or write the Funds at 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

                               TABLE OF CONTENTS

                                       PAGE
                                       -----
Key Features of the Funds............      2
Summary of Expenses..................      3
Financial Highlights.................      5
Matching the Funds to Your
  Investment Needs...................      6
Investment Objectives and Policies...      7
Municipal Securities and Investment
  Techniques.........................     10
Other Investment Techniques..........     14
Organization and Management
  of the Funds.......................     15
Distributions and Taxes..............     18
Share Price Calculation..............     19
How the Funds Report Performance.....     20
Tax-Advantaged Retirement Plans......     21
Investing in Shares of the Funds.....     21
Other Important Information..........     26

THESE SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                           KEY FEATURES OF THE FUNDS

CURRENT INCOME AND SAFETY. The Funds are designed for investors who seek current income consistent with liquidity and stability of capital. The Funds invest in high-quality, short-term debt securities. The Schwab Municipal Money Fund (formerly, the Schwab Tax-Exempt Money Fund) also seeks to produce income for its shareholders which is exempt from federal regular income taxes. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. Each Fund attempts to maintain a stable net asset value of $1.00 per share. (See "Investment Objectives and Policies.")

AUTOMATIC INVESTMENT/REDEMPTION FEATURE. For the Sweep Shares of the Schwab Municipal Money Fund and for the other Funds, if you elect, free credit balances in your Schwab brokerage account (including your Schwab One(R) account) will be automatically invested or "swept" into the Fund you select, subject to the terms and conditions of your brokerage account agreement. Shares will also be sold as necessary to settle securities transactions, collateralize margin obligations or cover debit balances. This feature keeps your money working and saves you the time and trouble of withdrawing and redepositing funds. (See "Investing in Shares of the Funds - How to Buy Shares" and "Investing in Shares of the
Funds - How to Sell or Exchange Shares.")

LIQUIDITY. You can conveniently sell your shares of any of the Funds at any time. (See "Investing in Shares of the Funds - How to Sell or Exchange Shares.")

LOW COST INVESTING. The Funds impose no sales or transaction fees on purchases or redemptions of shares of the Funds. In addition, the total fund operating expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Sweep Shares of the Schwab Municipal Money Fund will not exceed 0.75%, 0.75%, 0.65% and 0.66%, respectively, through at least April 30, 1997, as guaranteed by Charles Schwab Investment Management, Inc. (the "Investment Manager") and Schwab. (See "Matching the Funds to Your Investment Needs" and "Organization and Management of the Funds.")

PROFESSIONAL MANAGEMENT. The Investment Manager currently provides investment management services to the SchwabFunds(R), a family of 26 mutual funds with over $42 billion in assets as of December 16, 1996. (See "Organization and Management of the Funds.")

SHAREHOLDER SERVICE. Schwab's professional representatives are available toll-free 24 hours a day to receive your Fund orders. Call your local Schwab office during business hours or 800-2 NO-LOAD. As a discount broker, Schwab gives you investment choices and lets you make your own decisions. Schwab has many services that help you make the most informed investment decisions. (See "Investing in Shares of the Funds - How to Buy Shares" and "Investing in Shares of the Funds - How to Sell or Exchange Shares.")

SPECIAL RISK CONSIDERATIONS. An investment in the Schwab Municipal Money Fund is subject to certain risks arising out of the Fund's investment in municipal securities, municipal leases, participation interests and certain other securities. (See "Municipal Securities and Investment Techniques.")

CONVENIENT REPORTING. Customers receive regular Schwab statements that combine all their mutual fund investment activity in one report.

NATIONWIDE NETWORK OF SCHWAB OFFICES. Schwab has over 225 offices throughout the U.S. where customers can place purchase and redemption orders.

                              SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES:                                           None

                                           SCHWAB      SCHWAB
                      SCHWAB    SCHWAB      U.S.     MUNICIPAL
                      MONEY   GOVERNMENT  TREASURY     MONEY
                      MARKET    MONEY      MONEY       FUND -
                       FUND      FUND       FUND    SWEEP SHARES
                      ------  ----------  --------  ------------
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
  Management fees
   (after fee
   reductions)(1).... 0.29%     0.29%      0.19%       0.20%
  12b-1 Fees.........  None      None       None        None
  Other Expenses
   (after fee
   reduction and/or
   expense
   reimbursement)(2). 0.46%     0.46%      0.46%       0.46%
                      ------  ----------  --------    ------
TOTAL FUND OPERATING
 EXPENSES(2,3,4)..... 0.75%     0.75%      0.65%       0.66%

(1) These amounts reflect reductions by the Investment Manager, which are guaranteed through at least April 30, 1997. If there were no such reductions, the maximum management fee for the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund would have been 0.41%, 0.44%, 0.46% and 0.42%, respectively, for the fiscal year ended December 31, 1995. (See "Organization and Management of the Funds - Operating Fees and Expenses.")

(2) These amounts reflect the guarantee by the Investment Manager and Schwab that, through at least April 30, 1997, the total fund operating expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Schwab Municipal Money Fund - Sweep Shares will not exceed 0.75%, 0.75%, 0.65% and 0.66%, respectively, of each Fund's average daily net assets. Without these guarantees, which were in effect during the fiscal year ended December 31, 1995, the other expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund - Sweep Shares would have been 0.49%, 0.48%, 0.50% and 0.49% and total fund operating expenses would have been 0.90%, 0.92%, 0.96% and 0.91% of the average daily net assets of each such series or class, respectively.

(3) A fee may be charged if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (See "Investing in Shares of the Funds.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. (See "Tax-Advantaged Retirement Plans.") For information regarding the differing minimum balance and minimum investment requirements of the multiple classes of shares of the Schwab Municipal Money Fund, see "Investing in Shares of the Funds - How to Buy Shares."

(4) See "Organization and Management of the Funds - Operating Fees and Expenses" for information regarding the differing expenses for the multiple classes of shares of the Schwab Municipal Money Fund.

EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period:

                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                          ------  -------  -------  --------
Schwab Money Market
 Fund....................   $8      $24      $42      $ 93
Schwab Government Money
 Fund....................   $8      $24      $42      $ 93
Schwab U.S. Treasury
 Money Fund..............   $7      $21      $36      $ 81
Schwab Municipal Money
 Fund - Sweep Shares.....   $7      $21      $37      $ 82

THE PURPOSE OF THE PRECEDING TABLE IS TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN ANY OF THE FUNDS WILL BEAR DIRECTLY OR INDIRECTLY. This example reflects the guarantee by the Investment Manager and Schwab that, through at least April 30, 1997, the total fund operating expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Municipal Money Fund will not exceed 0.75%, 0.75%, 0.65% and 0.66%, respectively. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes a 5% annual rate of return pursuant to requirements of the SEC. THIS HYPOTHETICAL RATE OF RETURN IS NOT INTENDED TO BE REPRESENTATIVE OF PAST OR FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

The following information with respect to each Fund has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report is included in the Statement of Additional Information, which contains additional financial data and related notes. A free copy of this statement may be obtained by calling the telephone number or writing to the address on the first page of this Prospectus.

                                      INCOME FROM
                                 INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                          ------------------------------------     ----------------------------
                                         NET                                      DISTRIBUTIONS
                                     REALIZED &        TOTAL                          FROM                             NET
FISCAL      NET ASSET      NET       UNREALIZED        FROM        DIVIDENDS        REALIZED                          ASSET
PERIOD        VALUE       INVEST-       GAINS         INVEST-       FROM NET         GAIN ON                          VALUE
 ENDED      BEGINNING      MENT      (LOSSES) ON       MENT        INVESTMENT        INVEST-            TOTAL         END OF
DEC. 31      OF YEAR      INCOME     INVESTMENT      OPERATION       INCOME           MENT          DISTRIBUTIONS      YEAR
-------     ---------     ------     -----------     ---------     ----------     -------------     -------------     ------
SCHWAB MONEY MARKET FUND
   1995       $1.00       $0.05           --           $0.05         $(0.05)            --             $ (0.05)       $ 1.00
   1994        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1993        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991        1.00        0.06           --            0.06          (0.06)            --               (0.06)         1.00
   1990(1)     1.00        0.07           --            0.07          (0.07)            --               (0.07)         1.00
SCHWAB GOVERNMENT MONEY FUND
   1995        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1994        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1993        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1990(1)     1.00        0.07           --            0.07          (0.07)            --               (0.07)         1.00
SCHWAB U.S. TREASURY MONEY FUND
   1995        1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00
   1994        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1993        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991(2)     1.00        0.01           --            0.01          (0.01)            --               (0.01)         1.00
SCHWAB MUNICIPAL MONEY FUND-SWEEP SHARES(3)
   1995        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1994        1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
   1993        1.00        0.02           --            0.02          (0.02)            --               (0.02)         1.00
   1992        1.00        0.03           --            0.03          (0.03)            --               (0.03)         1.00
   1991        1.00        0.04           --            0.04          (0.04)            --               (0.04)         1.00
   1990(1)     1.00        0.05           --            0.05          (0.05)            --               (0.05)         1.00


               RATIOS/SUPPLEMENTAL DATA             RATIO OF
         -------------------------------------        NET
                                     RATIO OF      INVESTMENT
FISCAL                               EXPENSES        INCOME
PERIOD   TOTAL      NET ASSETS      TO AVERAGE     TO AVERAGE
 ENDED   RETURN     END OF YEAR     NET ASSETS     NET ASSETS
DEC. 31   (%)         (000'S)          (%)            (%)
-------  ------     -----------     ----------     ----------
SCHWAB MONEY MARKET FUND
   1995   5.41      $14,010,387        0.75           5.27
   1994   3.68       11,227,305        0.74           3.68
   1993   2.67        8,164,599        0.73           2.64
   1992   3.48        6,134,167        0.70           3.40
   1991   5.70        4,866,584        0.78           5.52
   1990   7.23        4,058,408        0.82*          7.51*
SCHWAB GOVERNMENT MONEY FUND
   1995   5.34        1,884,569        0.75           5.21
   1994   3.62        1,897,328        0.74           3.56
   1993   2.66        1,744,603        0.73           2.63
   1992   3.42        1,592,793        0.72           3.36
   1991   5.53        1,458,705        0.70           5.38
   1990   7.23        1,424,377        0.70*          7.51*
SCHWAB U.S. TREASURY MONEY FUND
   1995   5.25        1,193,689        0.65           5.11
   1994   3.52          803,871        0.65           3.60
   1993   2.54          378,143        0.65           2.50
   1992   3.26          178,895        0.59           2.91
   1991   0.68           16,906        0.24*          4.11*
SCHWAB MUNICIPAL MONEY FUND-SWEEP SHARES(3)
   1995   3.30        3,403,837        0.66           3.25
   1994   2.32        3,015,951        0.65           2.31
   1993   1.93        2,423,317        0.63           1.92
   1992   2.49        1,744,903        0.63           2.45
   1991   4.01        1,359,121        0.63           3.91
   1990   5.08        1,185,974        0.63*          5.33*

(1) For the period January 26, 1990 (commencement of operations) to December 31, 1990.

(2) For the period November 6, 1991 (commencement of operations) to December 31, 1991.

(3) Prior to June 6, 1995, the Schwab Municipal Money Fund did not offer multiple classes of shares of beneficial interest. The information contained in this table regarding the Sweep Shares of the Schwab Municipal Money Fund relates to shares which were redesignated as Sweep Shares as of June 6, 1995. Prior to January 2, 1997, the Schwab Municipal Money Fund was known as the Schwab Tax-Exempt Money Fund.

*   Annualized

Note: The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit each Fund's ratio of operating expenses to average net assets. The table below illustrates what the ratio of expenses to average net assets ("Ratio of Expenses") and the ratio of net investment income to average net assets ("Ratio of Income") would have been for the periods indicated below had these fees and expenses not been reduced and absorbed:

                           SCHWAB                      SCHWAB                      SCHWAB                      SCHWAB
                            MONEY                    GOVERNMENT                 U.S. TREASURY              MUNICIPAL MONEY
                         MARKET FUND                 MONEY FUND                     FUND                 FUND - SWEEP SHARES
                     (WITHOUT REDUCTION)         (WITHOUT REDUCTION)         (WITHOUT REDUCTION)         (WITHOUT REDUCTION)
                   -----------------------     -----------------------     -----------------------     -----------------------
FISCAL PERIOD      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF      RATIO OF
 ENDED 12/31       EXPENSES       INCOME       EXPENSES       INCOME       EXPENSES       INCOME       EXPENSES       INCOME
--------------     ---------     ---------     ---------     ---------     ---------     ---------     ---------     ---------
     1995            0.90%         5.12%         0.92%         5.04%         0.96%         4.80%         0.91%         3.00%
     1994            0.90%         3.52%         0.92%         3.38%         1.00%         3.25%         0.91%         2.05%
     1993            0.91%         2.46%         0.93%         2.43%         1.05%         2.10%         0.93%         1.62%
     1992            0.92%         3.18%         0.94%         3.14%         1.15%         2.35%         0.94%         2.14%
     1991            0.94%         5.36%         0.95%         5.13%         4.11%*        0.24%*        0.95%         3.59%
     1990            0.95%*        7.38%*        0.96%*        7.25%*          n/a           n/a         0.95%*        5.01%*

                  MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS

The Funds may be appropriate for a variety of investment programs which can be long-term or short-term in nature. While a Fund is not a substitute for building an investment portfolio tailored to an individual's investment needs and risk tolerance, it can be used as a high-quality, conveniently liquid money market investment for your brokerage account cash when it is not fully invested in other securities. The Schwab Municipal Money Fund would not be an appropriate investment for retirement plans such as IRAs and Keogh plans.

Because the Funds are designed to provide liquidity and stability of capital, as well as automatic investment of free credit balances, they may be especially suitable for investors with short-term investment objectives, including those who are awaiting an opportune time to invest in the equity and/or bond markets.

The Funds may also be appropriate for long-term investors seeking low-risk investment alternatives which are designed to provide current, and in the case of the Schwab Municipal Money Fund, income exempt from federal regular income tax. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

In addition to the Sweep Shares of the Schwab Municipal Money Fund, Schwab also offers Value Advantage Shares of the Fund, pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Schwab Fund Family. Under the Plan, Value Advantage Shares of the Schwab Municipal Money Fund, which are not available through automatic ("sweep") investment programs, are subject to lower transfer agency expenses than the Sweep Shares of the Fund. In addition, the

*Annualized
minimum investment and minimum account balance requirements of the Value Advantage Shares of the Schwab Municipal Money Fund are higher than those applicable to the Sweep Shares. (See "Organization and Management of the Funds - Operating Fees and Expenses" and "Investing in Shares of the Funds - How to Buy Shares.")

For information regarding Value Advantage Shares, call your local Schwab office or 800-2 NO-LOAD. You may also obtain information about Value Advantage Shares from your Schwab representative.

                       INVESTMENT OBJECTIVES AND POLICIES

                          THE SCHWAB MONEY MARKET FUND

The Schwab Money Market Fund seeks maximum current income consistent with stability of capital. The Fund pursues its objective by investing exclusively in the following types of U.S. dollar-denominated money market instruments which are deemed to mature in 12 months or less in accordance with federal securities regulations and which the Investment Manager has determined to present minimal credit risk:

- Certificates of deposit, time deposits, notes and bankers' acceptances of domestic banks (including their foreign branches), Canadian chartered banks, U.S. branches of foreign banks and foreign branches of foreign banks having capital, surplus and undivided profits in excess of $100 million.

- Commercial paper, including asset-backed commercial paper, rated in one of the two highest rating categories by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), or any other nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with an unsecured debt issue outstanding currently rated in one of the two highest rating categories by any NRSRO where the obligation is on the same or a higher level of priority and collateralized to the same extent as the rated issue. Each Fund may also invest in other corporate obligations such as publicly traded bonds, debentures and notes rated in one of the two highest rating categories by any NRSRO and other similar securities which, if unrated by any NRSRO, are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities.

- Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

- Repurchase agreements involving obligations that are suitable for investment under the categories listed above.

EURODOLLAR CERTIFICATES OF DEPOSIT AND FOREIGN SECURITIES. To the extent the Schwab Money Market Fund purchases Eurodollar certificates of deposit and other similar obligations, consideration will be given to the fact that these issuers may not be subject to the same regulatory requirements as U.S. issuers, including U.S. banks.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.

CONCENTRATION. The Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation will not apply to certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of certain foreign banks or obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities. See "Investment Policies and Restrictions" in the Statement of Additional Information.

PRIVATE PLACEMENTS. The Schwab Money Market Fund may invest in commercial paper and other securities that are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Federal securities laws restrict the disposition of Section 4(2) paper. The Schwab Money Market Fund will not invest more than 10% of its assets in Section 4(2) paper and other illiquid securities unless the Investment Manager determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by the Fund in excess of this level is liquid.

The Fund's ownership of Section 4(2) paper could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

ASSET-BACKED COMMERCIAL PAPER. The Fund may invest in asset-backed commercial paper. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit-card receivables and other types of assets. Asset-backed commercial paper is issued by a special purpose vehicle (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivables constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

For more information regarding the Fund's investments, see "Share Price Calculation."

                        THE SCHWAB GOVERNMENT MONEY FUND

The Schwab Government Money Fund seeks maximum current income consistent with stability of capital. The Fund pursues its objective by investing exclusively in: (1) U.S. Treasury bills, notes, bonds and other obligations of the U.S. Treasury that are backed by the "full faith and credit" of the U.S. Government; and (2) other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements covering such obligations. All securities purchased are deemed to mature within 12 months or less under federal securities regulations. Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. Short-term U.S. Government obligations generally are considered to be among the safest short-term investments. The Government guarantee of certain securities owned by the Schwab Government Money Fund, however, does not guarantee the net asset value of the Fund's shares, which the Fund seeks to maintain at $1.00 per share. (See "Share Price Calculation.") With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

                      THE SCHWAB U.S. TREASURY MONEY FUND

The investment objective of the Schwab U.S. Treasury Money Fund is high current income consistent with liquidity and stability of capital. The Fund pursues its objective by investing solely in U.S. Treasury notes, bills and other direct obligations of the U.S. Treasury that are backed by the "full faith and credit" of the U.S. Government. The Fund will only purchase securities that are deemed to mature in 397 days or less in accordance with federal securities regulations, or which have a variable rate of interest readjusted no less frequently than every 397 days. Fund shares themselves are not subject to any U.S. Government guarantee. The Fund does not enter into repurchase agreements, nor does it purchase obligations of agencies or instrumentalities of the U.S. Government. The Fund may hold its investments to maturity and receive the entire face amount of the security, or the Fund may sell its investments at a gain or loss before maturity to meet redemptions or for other investment purposes.

                        THE SCHWAB MUNICIPAL MONEY FUND

The investment objective of the Schwab Municipal Money Fund is maximum current income that is exempt from federal regular income taxes consistent with stability of capital. The Fund pursues its objective primarily by investing in short-term, high-quality municipal obligations the income from which is exempt from federal regular income taxes. Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.

MUNICIPAL SECURITIES. Under normal market conditions, the Fund attempts to invest 100% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities that generate interest exempt from federal regular income tax ("Municipal Securities").

Dividends representing net interest income received by the Schwab Municipal Money Fund on Municipal Securities generally will be exempt from federal regular income tax when distributed to the Fund's shareholders. Such dividend income may be subject to the alternative minimum tax, state and local taxes. (See "Distributions and Taxes - The Schwab Municipal Money Fund.")

The Schwab Municipal Money Fund will invest only in Municipal Securities which at the time of purchase: (a) are rated in one of the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any NRSRO; (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to the Fund's Investment Manager; or (d) are unrated by any NRSRO, if they are determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above referenced securities.

The Fund may continue to hold a Municipal Security that, after its purchase by the Fund, ceases to have a rating, or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, the Fund will keep such a security in its portfolio only if the Board of Trustees or its properly authorized delegate determines that keeping the security is in the best interests of the Fund.

Pursuant to a fundamental policy, as set forth in the Statement of Additional Information, the Fund will not invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.

TEMPORARY INVESTMENTS. The Fund may from time to time, as a defensive measure, invest any or all of its assets in taxable "temporary investments" which include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; commercial paper (other than Municipal Securities) rated in one of the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While temporary investments could cause the Fund to generate dividends taxable to shareholders as ordinary income, it is the Fund's primary intention to produce dividends which are not subject to federal regular income taxes.

The investment objective of each Fund and the investment policies set forth above for the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund are fundamental. They, along with certain investment restrictions adopted by the Funds (see "Investment Restrictions" in the Statement of Additional Information), cannot be changed without approval by holders of a majority of a Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                            MUNICIPAL SECURITIES AND
                             INVESTMENT TECHNIQUES

Municipal Securities in which the Schwab Municipal Money Fund may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are secured only by the revenues derived from: (1) a particular facility or class of facilities; (2) a specific revenue source such as a special excise tax; or (3) another specific revenue source, such as the user of the facility being financed.

Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and they are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, the Fund may invest more than 25% of its total assets in industrial development and private activity bonds.

Among other types of instruments, the Fund may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues. The Fund has the ability to invest all of its assets in Municipal Securities which generate interest which is a tax preference item for purposes of the federal alternative minimum tax. Thus, if you are subject to the federal alternative minimum tax, all or a portion of your income from the Fund may be subject to the federal alternative minimum tax.

MORAL OBLIGATION SECURITIES. The Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment, but not a legal obligation to restore the reserve fund.

MUNICIPAL LEASES. The Fund may invest up to 25% of its assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of the above. Investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than the value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that the lease will not be terminated.

SYNTHETIC VARIABLE OR FLOATING-RATE MUNICIPAL SECURITIES. The Fund also may invest up to 25% of its assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice or after a specific interval of time depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and a remarketing agent determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.

These synthetic floating-rate municipal securities may also include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued, which represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Fund's investment limitations.

VARIABLE RATE DEMAND INSTRUMENTS. The Fund may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event a variable rate demand instrument to be purchased by the Fund is not rated by credit rating agencies, the Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, the Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.

The Fund could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.

Variable rate demand instruments will be subject to the Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.

PARTICIPATION INTERESTS. The Fund may purchase from financial institutions participation interests in Municipal Securities with fixed, floating or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instruments.

The Fund will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets the Fund's previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service, stating that the interest earned on the participation interest is exempt from federal income tax.

STAND-BY COMMITMENTS. The Schwab Municipal Money Fund also may acquire "stand-by commitments" for Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to improve portfolio liquidity. The Fund does not intend to exercise its stand-by rights solely for trading purposes.

GOVERNMENT SECURITIES. The Fund may invest in government securities, including U.S. Treasury notes, bills, and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, while others have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Fund and the Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.

MATURITY. The Fund will purchase only securities that are deemed to mature in 397 days or less in accordance with federal securities regulations or securities that have a variable rate of interest that is readjusted no less frequently than every 397 days.

SECURITIES SUBJECT TO A PUT FEATURE. A "put" feature permits the Fund to sell a security at a fixed price prior to maturity to the put issuer. Because of this feature, Municipal Securities subject to a put generally may be sold to third parties at market rates. Generally, a premium is paid for a security subject to a put feature. Investments in Municipal Securities subject to puts are limited by federal securities laws and expose the Fund to a credit risk associated with the put provider.

SPECIAL RISK CONSIDERATIONS. Participation interests in Municipal Securities eligible for purchase by the Schwab Municipal Money Fund and other derivative securities eligible for purchase by the Funds involve special risks, including a risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities to the Fund as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on, or may seek to cancel or otherwise avoid its obligations under, the lease that supports the security owned by the Fund.

The Schwab Municipal Money Fund may invest more than 25% of its assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, the Fund does not presently intend to invest in such securities on a regular basis, but will do so if such investment is deemed necessary or appropriate by the Investment Manager. To the extent that the Fund's assets are invested in Municipal Securities that produce interest that is payable solely from revenues on similar projects, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

                          OTHER INVESTMENT TECHNIQUES

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. A Fund generally will not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rate changes.

Each Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities. The Funds will not purchase such securities for speculative purposes and will expect to actually acquire the securities when purchased. However, each Fund reserves the right to sell any such securities before their settlement dates if the Investment Manager deems such a sale advisable.

REPURCHASE TRANSACTIONS. Each Fund (except the Schwab U.S. Treasury Money Fund) may engage in repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year.

If the seller of a repurchase agreement becomes bankrupt or otherwise defaults, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions that the Investment Manager deems creditworthy.

ILLIQUID SECURITIES. A Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than 7-days, if, as a result thereof, more than 10% of the Fund's net assets valued at the time of the transaction are invested in such securities. The investment policy, as set forth in the Statement of Additional Information, on the purchase of illiquid securities is fundamental for the Schwab Money Market Fund and the Schwab Government Money Fund.

VARIABLE RATE SECURITIES. Each Fund may invest in instruments having rates of interest that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. As interest rates decrease or increase, Variable Rate Securities experience less appreciation or depreciation than fixed rate obligations.

Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost, or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Fund determines the matur-ity of Variable Rate Securities in accordance with SEC rules.

BORROWING POLICY. None of the Funds may borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets in order to meet redemption requests. Any borrowings under this provision will not be collateralized, except that the Schwab Municipal Money Fund may pledge up to 10% of its net assets, and the Schwab U.S. Treasury Money Fund may pledge up to 33% of its net assets, to secure borrowings. No Fund will borrow for leverage purposes. These borrowing and pledging policies are fundamental for each Fund except for the Schwab Municipal Money Fund. The Schwab Municipal Money Fund's borrowing and pledging policies as set forth in the Statement of Additional Information are fundamental.

ADDITIONAL INFORMATION. Please see the Statement of Additional Information for further information regarding foreign securities, Section 4(2) paper, the investment rating categories employed by various NRSROs, and other investment techniques used by the Funds.

                                ORGANIZATION AND
                            MANAGEMENT OF THE FUNDS

GENERAL OVERSIGHT. The Board of Trustees and officers of the Schwab Fund Family meet regularly to review investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. Professional investment management for each Fund is provided by the Investment Manager, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104. The Investment Manager provides a continuous investment program, including general investment and economic advice regarding each Fund's investment strategies; manages each Fund's investment portfolio and performs expense management, accounting and recordkeeping; and provides other services necessary to the operation of each Fund and the Schwab Fund Family. The Investment Manager, formed in 1989, is a wholly-owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the mutual funds in the SchwabFunds Family(R), a family of 26 mutual funds. As of December 16, 1996, the SchwabFunds(R) had aggregate net assets in excess of $42 billion.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Charles Schwab & Co., Inc. ("Schwab" or the "Transfer Agent"), 101 Montgomery Street, San Francisco, California 94104, serves as shareholder services agent and transfer agent for the Funds. Schwab provides information and services to shareholders, which include reporting share ownership, sales and dividend activity (and associated tax consequences), responding to daily inquiries, effecting the transfer of Fund shares and facilitating effective cash management of shareholders' Schwab account balances. It furnishes such office space and equipment, telephone facilities, personnel and informational literature distribution as is necessary or appropriate in providing shareholder and transfer agency information and services. Schwab is also the Funds' distributor, but receives no compensation for its services as such.

Schwab was established in 1971 and is one of America's largest discount brokers. The firm provides low-cost securities brokerage and related financial services to over 3.3 million active customer accounts and has over 225 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly-owned subsidiary of The Charles Schwab Corporation. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and a Director of The Charles Schwab Corporation. As a result of his beneficial ownership interests in and other relationships with The Charles Schwab Corporation and its affiliates, Mr. Schwab may be deemed to be a controlling person of Schwab and the Investment Manager.

                          OPERATING FEES AND EXPENSES

Pursuant to its Investment Advisory and Administration Agreement with the Schwab Fund Family, the Investment Manager receives from the Schwab Money Market Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $2 billion, 0.45% of such net assets over $2 billion but not in excess of $3 billion, and 0.40% of such net assets over $3 billion; the Investment Manager receives from the Schwab Government Money Fund and the Schwab Municipal Money Fund a graduated annual fee, payable monthly, of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion and 0.40% of such net assets over $2 billion. Pursuant to a separate but substantially similar Investment Advisory and Administration Agreement with the Schwab Fund Family, the Investment Manager receives from the Schwab U.S. Treasury Money Fund a graduated annual fee, payable monthly, of 0.46% of the Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion. At least through April 30, 1997, the Investment Manager has guaranteed that the management fee of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund will not exceed 0.29%, 0.29%, 0.19% and 0.20%, respectively, of each such Fund's average daily net assets.

In addition, the Investment Manager and Schwab have guaranteed that, at least through April 30, 1997, total fund operating expenses of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Municipal Money Fund will not exceed 0.75%, 0.75%, 0.65% and 0.66%, respectively, of the average daily net assets of each such investment portfolio (a "Series") of the Schwab Fund Family or each class of shares. The effect of these guarantees is to maintain or lower the expenses and thus maintain or increase such Fund's total return to shareholders. For the fiscal year ended December 31, 1995, the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and Schwab Municipal Money Fund paid management fees of 0.29%, 0.29%, 0.19% and 0.20%, respectively, of each such Fund's average daily net assets and paid total fund operating expenses of 0.75%, 0.75%, 0.65% and 0.66%, respectively, of the average daily net assets of each such Series or class of shares (after waivers and reimbursements). The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes, capital items such as the cost of the purchase or sale of portfolio securities, including brokerage fees or commissions, and extraordinary expenses.

For transfer agency services provided to the Schwab Money Market Fund, Schwab Govern-ment Money Fund and Schwab U.S. Treasury Money Fund, the Transfer Agent receives an annual fee, payable monthly, of 0.25% of the average daily net assets of each such Fund. In addition, for shareholder services provided, Schwab receives an annual fee, payable monthly, of 0.20% of the average daily net assets of each such Fund. For the Sweep Shares of the Schwab Municipal Money Fund, for transfer agency services provided, the Transfer Agent receives an annual fee, payable monthly, of 0.25% of the average daily net assets of that class. In addition, for shareholder services provided, Schwab receives an annual fee, payable monthly of 0.20% of the average daily net assets of the class. For the Value Advantage Shares of the Schwab Municipal Money Fund, the Transfer Agent receives an annual fee of 0.05% of the average daily net assets of that class' shares of beneficial interest. The Funds' Custodian is PNC Bank, N.A.

OTHER EXPENSES. The Schwab Fund Family pays the expenses of its operations, including: the fees and expenses for independent accountants, legal counsel and the custodian of its assets; the cost of maintaining books and records of account; registration fees; the fees and expenses of qualifying the Schwab Fund Family and its shares for distribution under federal and state securities laws; and industry association membership dues. These expenses generally are allocated among each Series, or class of shares within these Series, in proportion to their relative net assets at the time the expense is incurred. However, expenses directly attributable to a particular Series or class of a Series will be charged to that Series or class, respectively. The differing expenses applicable to the Sweep Shares of the Schwab Municipal Money Fund and the Value Advantage Shares will cause the performance of these two classes of shares to differ.

                               OTHER INFORMATION

The Schwab Fund Family was organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently, the Schwab Fund Family offers shares of 9 Series which may be organized into one or more classes of shares of beneficial interest. The Board of Trustees may authorize the issuance of shares of additional Series or classes if it deems it desirable. Shares within each Series or class have equal, noncumulative voting rights and equal rights as to distributions, assets, and liquidation of such Series, except to the extent such voting rights or rights as to distributions, assets, and liquidation vary among classes of a Series.

SHAREHOLDER MEETINGS AND VOTING RIGHTS. The Schwab Fund Family is not required to hold annual shareholders' meetings and does not intend to do so. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Schwab Fund Family.

Shareholders will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for the election of Trustees. In addition, holders of the Sweep Shares of the Schwab Municipal Money Fund will vote exclusively as a class on any matter relating solely to the Sweep Shares and on any matter in which the interests of holders of the Sweep Shares differ from the interests of the holders of the Value Advantage Shares of the Fund.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS. On each day that the net asset value per share of a Fund is determined (a "Business Day"), the Fund's net investment income is declared as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) as a dividend to shareholders of record at that time. Dividends are normally paid (and, where applicable, reinvested) on the 15th of each month, if a Business Day, otherwise on the next Business Day, with the exception of the dividend paid in December, which is scheduled to be paid on the last Business Day in December.

FEDERAL INCOME TAX INFORMATION. Each Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), qualified as such and intends to continue to so qualify. In order to so qualify, each Fund will distribute on a current basis substantially all of its investment company taxable income, its net exempt-interest income (if any), and its net capital gains (if any) and will meet certain other requirements. Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed.

Generally, all distributions are taxable to shareholders as ordinary income, except for distributions for the Schwab Municipal Money Fund which are exempt from federal regular income tax.

Records of dividends and other distributions, purchases and redemptions will be reflected on shareholders' Schwab account statements. The Funds will notify shareholders at least annually as to the federal income tax consequences of distributions made each year.

THE SCHWAB U.S. TREASURY MONEY FUND. Because this Fund will invest exclusively in U.S. Treasury obligations and other securities backed by the full faith and credit of the U.S. Government, its dividends are free from state and local income taxes in the vast majority of states. Potential investors in this Fund should consult their tax advisers with specific reference to their own tax situations.

THE SCHWAB MUNICIPAL MONEY FUND. Dividends derived from exempt-interest income (known as "exempt-interest dividends") will be treated by the Fund's shareholders as items of interest excludable from their federal gross income. To the extent dividends paid to shareholders are derived from taxable income or from capital gains, such dividends will be subject to federal income tax, whether received in cash or reinvested.

The Fund may at times purchase Municipal Securities at a discount from the price at which they were initially issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.

If the Fund holds certain private activity bonds ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax.

Private activity bonds and industrial development bonds generally are bonds issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Private activity bonds and industrial development bonds also generally are limited obligation (or revenue) securities, which means that they are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from some other specific revenue source. (See "Municipal Securities" in the Statement of Additional Information.)

Distributions by the Schwab Municipal Money Fund of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that exempt-interest dividends will be taken into account in determining the taxability of such benefits.

The foregoing is only a brief summary of some of the federal and state income tax considerations affecting the Funds and their shareholders. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situations.

                            SHARE PRICE CALCULATION

The price of a share on any given day is its "net asset value" or "NAV." For the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund, this figure is computed by taking total Fund assets, subtracting any liabilities of the Fund and dividing the resulting amount by the number of shares of the Fund outstanding. For the Sweep Shares of the Schwab Municipal Money Fund, this figure is computed by taking total Fund assets allocable to that class, subtracting any liabilities allocable to the class and dividing the resulting amount by the number of Sweep Shares of the Fund outstanding. The net asset value per share of a Fund is determined on each day both the Federal Reserve Bank of New York and the Exchange are open for business, first at 10:00 a.m. (Eastern time), then again as of the close of normal trading on the Exchange (generally 4:00 p.m. Eastern time). Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by the Transfer Agent or its authorized agent. While each Fund attempts to maintain its net asset value at a constant $1.00 per share, Fund shares are not insured against a reduction in net asset value.

Each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments using the amortized cost method with market values. Except as described below, market valuations are obtained by using: (1) actual quotations provided by third-party pricing services or market makers; (2) estimates of market value; or (3) values obtained from yield data relating to comparable classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share of a Fund (or Sweep Shares for the Schwab Municipal Money Fund) calculated by reference to market values and the $1.00 per share amortized cost value of a Fund (or Sweep Shares for the Schwab Municipal Money Fund), or if there were any other deviation which the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

                        HOW THE FUNDS REPORT PERFORMANCE

From time to time the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund may advertise its yield, effective yield and total return. In the case of the Sweep Shares of the Schwab Municipal Money Fund only, the Fund may advertise the yield, effective yield, taxable equivalent yield, taxable equivalent effective yield and total return of the Sweep Shares. Performance figures are based upon historical results and are not intended to indicate future performance. Since money market funds seek to maintain a stable $1.00 share price, current 7-day yields are the most common illustration of money market fund performance.

Yield refers to the income generated by a hypothetical investment in a Fund (or, in the case of the Schwab Municipal Money Fund only, the Sweep Shares of the
Fund) over a specific 7-day period. This income is then annualized, which means that the income generated during the 7-day period is assumed to be generated each week over an annual period and is shown as a percentage of the hypothetical investment.

Effective yield is calculated similarly, but the income earned by the investment is assumed to be compounded weekly when annualized. Effective yield will be slightly higher than yield due to this compounding effect.

Taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted) the Sweep Shares of the Schwab Municipal Money Fund's yield for an investor in a stated federal income tax bracket (normally assumed to be the applicable maximum tax rate). Taxable equivalent yield will be higher than the tax-exempt yield of the Sweep Shares of the Schwab Municipal Money Fund. (See "Yield" in the Statement of Additional Information.)

The taxable equivalent effective yield is computed in the same manner as is the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation.

Total return is the change in value of an investment in a fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.

The performance of the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Municipal Money Fund may be compared to that of other mutual funds tracked by mutual fund rating services, various indices of investment performance, U.S. Government obligations, bank certificates of deposit, other investments for which reliable performance data is available and the consumer price index.

Because the Sweep Shares of the Schwab Municipal Money Fund are subject to different expenses than the Value Advantage Shares, the performance of the two classes of shares will differ.

Additional performance information about the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Municipal Money Fund is available in the Funds' Annual Reports, which are sent to all shareholders. To request a free copy, call your local Schwab office or 800-2 NO-LOAD.

                        TAX-ADVANTAGED RETIREMENT PLANS

Schwab offers tax-advantaged retirement plans for which the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Money Fund may be appropriate investments. It is not recommended that the Schwab Municipal Money Fund be used as an investment vehicle for an Individual Retirement Account ("IRA") or qualified retirement plan. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRAs with a balance of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permits the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT PLANS. A well designed retirement program can help a company attract and retain valuable employees. Call your local Schwab office or 800-2 NO-LOAD for more information.

                                  INVESTING IN
                              SHARES OF THE FUNDS

SHAREHOLDER SERVICE. You may place Fund purchase orders and orders to sell shares as well as exchange requests at any one of over 225 Schwab offices nationwide or by calling 800-2 NO-LOAD, where trained representatives are available to answer questions about the Funds and your account. The right to initiate transactions by telephone is automatically available through your Schwab account. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If each Fund follows telephone orders that it reasonably believes to be genuine, it will not be liable for any losses a shareholder may experience. If each Fund does not follow reasonable procedures to confirm that a telephone order is genuine, each Fund may be liable for any losses a shareholder may suffer from unauthorized or fraudulent orders. These procedures may include:

- requiring a form of personal identification prior to acting upon instructions received by telephone;

- providing written confirmation of such instructions; and
- tape recording telephone transactions.

Investors should remember that it may be difficult to complete transactions by telephone during periods of drastic economic or market changes, when our phone lines may become very busy with calls from other investors. If you want to buy, sell or exchange shares but have trouble reaching a Fund by telephone, you may want to use one of the other ways offered for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

To assist in minimizing administrative costs, share certificates will not be issued. Records regarding share ownership are maintained by the Transfer Agent.

Telephone purchase or redemption orders or exchange requests received prior to 8:00 p.m. (Eastern time) on any Business Day, once they have been verified as to the caller's identity and account ownership, will be deemed to be received by the Transfer Agent, or its authorized agent, prior to the next net asset value determination. Subsequent telephone orders received prior to the first net asset value determination on the following day will be deemed received prior to that day's second net asset value determination.

                               HOW TO BUY SHARES

OPENING A SCHWAB ACCOUNT. You may buy shares of the Funds through an account maintained with Schwab, and payment for shares must be made directly to Schwab. If you do not presently maintain a Schwab account and wish to establish one, simply complete a Schwab Account Application (available by calling 800-2 NO-LOAD, 24 hours a day, or by contacting your local Schwab office) and deliver it, by mail or in person, to your local Schwab office. You may also mail the application to Schwab at 101 Montgomery Street, San Francisco, California 94104. Corporations and other organizations should contact their local Schwab office to determine which additional forms may be necessary to open a Schwab account. With your Schwab account, you have access to other investments available at Schwab, such as stocks, bonds and other mutual funds.

The Securities Investor Protection Corporation ("SIPC") will provide account protection, in an amount up to $500,000, for securities, including Fund shares, which you hold in a Schwab account. Of course, SIPC account protection does not protect shareholders from share price fluctuations. If you already have a Schwab account, you may buy shares of each Fund as described below and need not open a new account.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab brokerage accounts that fall below this minimum for three consecutive months in any quarter. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been at least one commissionable trade within the last 6 months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last 12 months.

DEPOSITING FUNDS. You may deposit funds into your Schwab account by check, wire or many other forms of electronic funds transfer. Securities also may be deposited. You may also buy SchwabFunds(R) shares using electronic products such as StreetSmart(R), The Equalizer(R) and TeleBroker(R). All deposit checks should be made payable to Charles Schwab & Co., Inc. If you would like to wire funds into your existing Schwab account, please contact your local Schwab office for instructions.

WHEN YOU CAN BUY SHARES. You must have funds in your Schwab account in order to buy Fund shares. If funds (including those transmitted by wire) are received by Schwab before the time of each Fund's last daily net asset value calculation (normally 4:00 p.m. Eastern time), they will be available for investment on that day. If funds arrive after that time, they will be available for investment the next Business Day.

                            METHODS OF BUYING SHARES

AUTOMATIC INVESTMENT: When opening a Schwab brokerage account, an investor will be asked to select a SchwabFunds class or series with sweep privileges as a "primary fund." If the Fund is selected as a primary fund, free credit balances in the investor's brokerage account will be invested automatically in shares of the Fund according to the procedures described in the account agreement with the investor. Depending on the type of account, the automatic investment of free credit balances will be effected daily, weekly or at other times and may be subject to minimum investment and other requirements.

An investor with an existing Schwab account may add the automatic investment feature to his or her account by completing the appropriate section of the Schwab Account Application available at any Schwab office. A shareholder may change primary funds by calling or writing his or her local Schwab office or writing Schwab at the address referenced on the cover of this Prospectus. Note that the automatic investment feature is not available for Value Advantage Shares.

DIRECT PURCHASE: A Schwab account holder may buy shares of a Fund (if it is not his or her primary fund) in several ways. The minimum initial investment for such a purchase is $1,000, and subsequent investments must be at least $100. For the Value Advantage Shares of the Schwab Municipal Money Fund, the minimum initial investment is $25,000, the minimum subsequent investment is $5,000 and the minimum account balance is $20,000.

BY TELEPHONE
You may use existing funds in your Schwab account to make initial and subsequent share purchases. To place your order, call your local Schwab office during regular business hours or 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

BY MAIL
You may direct that funds already in your Schwab account be used to make initial and subsequent share purchases. Alternatively, your purchase instructions may be accompanied by a check made payable to Charles Schwab & Co., Inc., which will be deposited into your Schwab account and used, as neces-sary, to cover all or part of your purchase order.

Written purchase orders (along with any checks) should be mailed to Schwab at 101 Montgomery Street, San Francisco, California 94104 or to your local Schwab office and should:

- reference your Schwab account number (inapplicable if a Schwab Account Application is also enclosed);
- specify the name of the Fund and class, if applicable, and the dollar amount of shares you would like to buy; and
- for initial share purchases only, select one of the distribution options listed below.

Once mailed, a purchase request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to buy shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
Visit your local Schwab office, where a representative will be happy to assist you.

DISTRIBUTION OPTIONS. The Schwab account standing instructions that you selected in your Schwab Account Application will determine which of the two distribution options listed below will apply to you. Fund distributions will be automatically reinvested, unless the Transfer Agent, or its authorized agent, has received instructions that distributions be mailed to you as they are paid. Please contact your local Schwab office if you already have a Schwab account and wish to change your account standing instructions.

     AUTOMATIC REINVESTMENT: For the Schwab Money Market Fund, Schwab Government Money Fund and Schwab U.S. Treasury Fund, distributions will be reinvested in additional full Shares of the applicable Fund at the net asset value next determined after their payable date. For the Schwab Municipal Money Fund - Sweep Shares, all distributions will be reinvested in additional full Sweep Shares of the Fund at the net asset value next determined after their payable date.

     RECEIVE DIVIDENDS BY MAIL: All distributions will be credited to your Schwab account as of the payable date. If your account is coded to have dividends mailed immediately, checks will normally be mailed the Business Day after distributions are credited.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a $15 fee for each wire transfer of funds.

OTHER PURCHASE INFORMATION. The minimum amounts required for automatic investment or direct purchase may be reduced or waived on certain occasions. For example, free credit balances in accounts of certain categories of investors, such as holders of Schwab One(R) and Schwab custodial accounts, may be invested automatically irrespective of amount. Each Fund may also waive the required minimums for purchases by trustees, directors, officers or employees of the Fund, Schwab or the Investment Manager. Each Fund reserves the right, in its sole discretion and without prior notice to shareholders, to withdraw or suspend all or any part of the offering made by this Prospectus, to reject purchase orders or to change the minimum investment requirements. All orders to buy shares of a Fund are subject to acceptance by the Fund and are not binding until confirmed or accepted in writing. Schwab will charge a $15 service fee against an investor's Schwab account should his or her check be returned because of insufficient or uncollected funds or a stop payment order.

                                 HOW TO SELL OR
                                EXCHANGE SHARES

The exchange privilege allows you to exchange your SchwabFunds(R) shares for shares of another SchwabFunds Series or class available to investors in your state, provided you meet the initial and subsequent investment requirements and any other requirements relating to the Series or class of shares you wish to buy. Thus, you can conveniently modify your investments if your goals or market conditions change. For federal income tax and certain other purposes, an exchange of shares between funds will be treated as a sale of shares in one fund and the purchase of shares in another fund. An exchange of shares between classes of the same fund should not be treated as a sale of shares. Each Fund reserves the right to modify, limit or terminate the exchange privilege upon 60 days' written notice.

AUTOMATIC REDEMPTION. A sale of Fund shares will be automatically effected to satisfy debit balances in an investor's Schwab account, to provide necessary cash collateral for an investor's margin obligation to Schwab and to settle securities transactions in the account. All such sales will be effected in accordance with the procedures described in the investor's Schwab Account Agreement.

DIRECT REDEMPTION. You can sell or exchange your shares at any time by telephone, by mail, electronically or in person, subject to the following terms and conditions:

- if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you will receive the dividends declared for the day on which you sell your shares;
- we will have a check for your shares at your local Schwab office on the Business Day after the Transfer Agent, or its authorized agent, receives proper instructions to sell your shares;
- a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and
- we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the Exchange is restricted; the Exchange is closed for any reason other than its normal weekend or holiday closings, emergency circumstances as determined by the SEC; or any other circumstances as the SEC may permit.

                             METHODS OF SELLING OR
                               EXCHANGING SHARES

BY TELEPHONE
You can sell or exchange your shares by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD, 24 hours a day. TDD users may contact Schwab at 800-345-2550, 24 hours a day.

We need the following information in order to process your telephone sale or exchange request:

- your Schwab account number and your name for verification;
- the number of shares you want to sell or exchange;
- the name of the Fund and class, if applicable, from which you are selling or exchanging shares;
- the name of the Fund and class into which shares are to be exchanged, if applicable; and
- the distribution option you select, if you are exchanging shares.

BY MAIL
You can also sell or exchange shares by writing to your local Schwab office or to the address on the cover of this Prospectus.
We need the following information in order to process your mail sale or exchange request:
- your Schwab account number;
- the number of shares you want to sell or exchange;
- the name of the Fund and class, if applicable, from which you are selling or exchanging shares;
- the name of the Fund and class into which shares are to be exchanged, if applicable;
- the distribution option you select, if you are exchanging shares; and
- the signature of at least one of the registered Schwab account holders in the exact form specified in the account.

Once mailed, a sale or exchange request is irrevocable and may not be modified or cancelled.

ELECTRONICALLY
For more information regarding how to sell or exchange shares electronically using StreetSmart(R), The Equalizer(R) and TeleBroker(R), call 800-2 NO-LOAD.

IN PERSON AT A SCHWAB OFFICE
You can also request a sale or exchange of shares in person at your local Schwab office.

                          OTHER IMPORTANT INFORMATION

MINIMUM BALANCE AND BROKERAGE ACCOUNT REQUIREMENTS. Due to the relatively high cost of maintaining smaller holdings, each Fund reserves the right to redeem a shareholder's shares if, as a result of redemptions, their aggregate value drops below the $100 minimum balance requirement for the Schwab Money Market Fund, Schwab Government Money Fund, Schwab U.S. Treasury Money Fund and the Sweep Shares of the Schwab Municipal Money Fund. A Fund will notify shareholders in writing 30 days before taking such action to allow them to increase their holdings to at least the minimum level. Also note that, because they can only be held in Schwab accounts, Fund shares will be automatically redeemed should the Schwab account in which they are carried be closed.

CONSOLIDATED MAILINGS. In an effort to reduce the Funds' mailing costs, the Funds consolidate shareholder mailings by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single package during each shareholder mailing. If you do not wish this consolidation to apply to your account(s), please write to SchwabFunds(R) at 101 Montgomery Street, San Francisco, California 94104 to that effect.

WIRE TRANSFERS TO YOUR BANK. If you so instruct your local Schwab office, funds can be wired from your Schwab account to your bank account. Call your local Schwab office for additional information. A $15 service fee will be charged against your Schwab account for each wire sent.

SCHWAB ONE(R) ACCOUNT FEATURES. Shareholders who hold shares of the Schwab Municipal Money Fund in Schwab One accounts are entitled to sell shares of the Fund through debit cards and checks. Investors should contact Schwab if they are interested in the benefits and requirements of a Schwab One account.

READING THIS PROSPECTUS. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "we", "us", "our" or "our Funds" refer to the Funds generally.
------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR.
------------------------------------------------------
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.
------------------------------------------------------

SCHWAB
MONEY FUNDS-
Sweep Investments(TM)

PROSPECTUS April 29, 1996,
as amended January 2, 1997

                             [SchwabFunds(R) Logo]

625-17 (1/97) Printed on recycled paper.
[SchwabFunds(R) Logo]
101 Montgomery Street
San Francisco, California 94104